UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-08718


                                    IPS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             1225 Weisgarber Road, Suite S-380, Knoxville, TN 37909
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               (Address of principal executive offices)   (Zip code)


                        CITCO Mutual Fund Services, Inc.
                     83 General Warren Boulevard, Suite 200
                                Malvern, PA 19355
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 800-232-9142


Date of fiscal year end:    11/30/2004

Date of reporting period:   5/31/2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

--------------------------------------------------------------------------------
                           IPS FUNDS 2004 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

         Annual and Semiannual Reports, while they can be informative, are necessarily limited in the amount of information they can impart, because they only come out twice a year and tend to be backward-looking - how we have done and what we owned on the date of the report. While it's nice to know, it's history. With IPS Funds you can stay far more current than that. Some funds actually send out reports quarterly, which is an improvement, but still in our view, not frequent enough.

         IPS Funds enables you to keep up with what we are buying and selling each week, and why, as well as our most current view of where we are, where we think the stock market and economy are heading, and why. To get in the loop, be sure to visit our weekly Portfolio Manager Diary at http://www.ipsfunds.com/ipsdiary/ipsd_view.asp. You can also request to have it sent to you via email. The Diary frequently goes into considerable detail on individual stocks, as well as our investment methodology. It updates investors regarding what we are doing to seek to maximize our risk-adjusted returns.

         In addition, unlike most other mutual funds, you can also view the current portfolio holdings as they change daily at http://www.ipsfunds.com/holdings/ipsmx.asp for IPS Millennium Fund, and at http://www.ipsfunds.com/holdings/ipsfx.asp for IPS New Frontier Fund. This is the Web, not the "Gone World" of Lawrence Ferlingetti where it was expensive to create and distribute information. There's no reason investors shouldn't be kept current on what they own. At IPS Funds, we do everything we reasonably can to keep you informed.

ANALYSIS OF THE STOCK MARKET

         You will note in the discussion for each fund below that our cash position in both funds has increased considerably since our 2003 Annual Report to you. The reason is simple: we have had a much more difficult time finding stocks that meet our buy criteria than we did a year ago. As we discussed in our 2003 Annual Report, we have worked hard since 2000 to create a more disciplined buy and sell investment methodology. The higher cash levels are simply the fallout of following our discipline.

         To recap briefly, in 2001 we began raising our Free Cash Flow (FCF) yield bar, from -1% up finally to 9%. We again increased our FCF yield bar to 12% in May - the first increase in a year and a half - and increased our discount rate to reflect higher inflation and a 6.0% yield on the 10-yr. T-Note rate. This has the effect of requiring us to buy stocks at a price that is at least a 30% discount to our estimate of fair value based on discounted FCFs, as has been the case since 2002. Furthermore, when a stock reaches our estimate of fair value, we begin looking for an exit.

         This strategy is intended to ensure that the stocks in your funds, as a group, are at a discount to estimated fair value. We believe this has for two years now done a good job of minimizing our risk relative to the stock market, while still allowing us to earn good returns.

         It also shifted our methodology from a market-based, relative return strategy (more appropriate to structural bull markets like we experienced in 1982 - 1999), to a money market-based, absolute return strategy (more appropriate to structural bear markets like the one we entered in 2000). We would like to emphasize that this is not a "value" approach in the commonly understood sense. We will buy growth stocks no less than any other kind, as long as they meet our valuation criteria.

         Many of your stocks reached or passed our estimate of fair value since the 2003 Annual Report, and we sold them. Increasingly, though, we cannot find stocks that are similarly undervalued with which to replace them. As a result, cash has reached 26.28% for Millennium Fund and 33.38% for New Frontier Fund.

         The reason we cannot find new stocks that meet our buy criteria appears to be that the fundamentals have not kept pace with stock prices. In 2003 stocks appreciated significantly, but the fundamentals underlying those stock prices did not. Furthermore, liquidity in many sectors of the stock market is decreasing, which we view as negative for stocks. We believe liquidity drives the market in anything, and when it starts decreasing it is generally not a good sign. This is a result chiefly

COPYRIGHT 2004, IPS ADVISORY, INC.      1
of uncertainty we think. When investors are uncertain of the value of a security, they are reluctant to buy or sell.

         There are a number of reasons for this, all pointing to greater uncertainty in our view. The economic and fiscal stimuli of the last couple of years, and their effects, are mostly behind us. There is uncertainty regarding whether it primed the economic pump sufficiently for the economy to continue on its own without further massive stimulus, which we can no longer provide.

         China is trying hard to reduce the growth rate of an overheated economy, which will negatively affect the rest of the world, particularly SE Asia, which has come to rely on China for much of their economic stimulus the way the rest of the world has come to rely on the U.S. There is growing uncertainty over how much of an effect this will have on the rest of the world.

         Growth in much of the developed world is slowing, especially in Australia and Europe. Will it continue to get worse, or recover? More uncertainty. Most of the gains in earnings per share (EPS) over the last two years have been the result of outsourcing, headcount reduction and the implementation of technological efficiencies promised in the 1990s, but until now not fully utilized. Where's future growth in EPS going to come from?

OUR CONCLUSIONS

         The economy has really not delivered anywhere near the fundamental growth in corporate sales and profits that we have seen reflected in the gains in the stock market. Top-line sales have grown but slowly. EPS gains have been better, but not due to robust sales growth or capacity constraints that allow companies to raise prices. This tells us that the short, cyclical bull move of 2003 was due mostly to a deeply oversold condition in the market and massive economic stimulus, and that gains going forward will be much harder to come by because the underlying fundamental improvements are not there to support further gains in our view.

         There is some evidence for this premise in the stocks we have owned. To illustrate this point, we took a look at ten of our best gainers over the last six months. Most we have sold, but three, KELLWOOD (KWD), REGAL ENTERTAINMENT
(RGC) and KAYDON (KDN) are still owned. We have taken some profits in KELLWOOD and KAYDON because liquidity was decreasing. Nevertheless, we were curious what comparison of the sales gains over the last four quarters with the price gains in the stocks would show. Presumably the biggest price gains are due to the best sales and profitability improvements.

         The result is illuminating, as you can see from the chart below:

COMPANY                            COMPANY'S           COMPANY'S      FUND'S COST      FUND'S
                                 Q1 '03 SALES        Q1 '04 SALES      OF SHARES    PROFIT/VALUE
-------------------------------------------------------------------------------------------------
Kellwood (KWD)                  $  537,300,000     $  513,915,000    $ 2,470,327     $ 2,870,294
Regal Entertainment (RGC)          528,100,000        540,500,000      3,682,592       5,093,900
Kaydon (KDN)                        68,500,000         83,300,000      1,867,544       2,437,253
Watsco (WSO)                       266,300,000        286,400,000      1,323,368       1,983,523
Bandag Tire (BDG)                  178,300,000        175,291,000      1,567,155       1,774,040
Freeport MacMoRan (FCX)            524,600,000        360,200,000      2,228,867       5,893,681
Carpenter Technology (CRS)         234,600,000        280,400,000      1,441,000       1,851,501
Ball Corp. (BLL)                   910,200,000      1,193,500,000      3,562,867       4,611,336
Benchmark Electronics (BHE)        468,200,000        487,051,000      2,492,506       3,896,858
Precision Cast Parts (PCP)         501,600,000        517,600,000      2,273,016       2,932,290
-------------------------------------------------------------------------------------------------
TOTALS:                         $4,217,700,000     $4,438,157,000    $22,909,242     $33,344,676

          THE ABOVE TABLE ISN'T MEANT TO IMPLY ANYTHING REGARDING THE LONG-TERM PROFITABILITY OF THE FUNDS. THE TABLE IS ONLY INTENDED TO ILLUSTRATE OUR VIEW THAT MUNCH OF THE RECENT STOCK MARKET APPRECIATION WAS NOT DUE TO A COMPARABLE RECOVERY IN COMPANY BUSINESS. We deliberately selected 10 of our most profitable positions to see how they correlated with sales increase. As you can see, sales for the last four quarters were up 5.2% (not bad, actually), but the stock price increase associated with that sales gain was +45.6%. In fact, except for the $5.05 in special dividends from REGAL (we did not include the most recent additional $5.00 special dividend), we didn't include dividends in our gains above In our opinion, the market in 2003 clearly did not reflect economic fundamentals, but a rebound from a deeply oversold position. Please see pages 12-14 for a complete listing of the Fund's holdings as of May 31,2004 and pages 4&7 for the fund's standardized performance.


COPYRIGHT 2004, IPS ADVISORY, INC.      2

         There has also not been a marked increase in either Cash From Operations, or in Free Cash Flow, although this is likely due to inventory rebuilding and increased Accounts Receivable from a turnaround in sales. Thus, investors, in our judgment, should be extremely wary of expecting returns even remotely like 2003 for some time to come. This has become a stock picker's market, and the greatest profits will go to those investors who are the most highly disciplined in our opinion.

THE FUTURE, THROUGH A GLASS DARKLY

         Somewhere along the way over the next several years we believe the stock market will reach a long-term bottom, although there is no way to know exactly when. Only the history books will reveal that. But at that moment, on that day, we believe the long term potential return on stocks will likely be significantly higher than historic norms.

         The last such time was on a summer's day in August, 1982 when inflation was soaring, unemployment had passed 10% going in the wrong direction, Communism and the Japanese economic miracle both looked unbeatable, and things were black indeed. The time before that it was a Spring day in April of 1942 shortly after Pearl Harbor, and the nation was in a war for its very existence. Such periods come rarely in an investor's life, at times when absolutely no one wants to invest in stocks, and perhaps only once when you have finally accumulated enough money to really make a difference.

         It's our view, that the biggest part of the market crash is behind us, but only time will tell. We believe investors in consultation with their financial advisors should approach equity investments from a long-term perspective.

         Millennium and New Frontier Funds have put in place the discipline designed to achieve competitive long-term results, to give us the best chance of success possible. Thank you for your patience and loyalty.

ROBERT LOEST, Ph.D., CFA            GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER            PRESIDENT


COPYRIGHT 2004, IPS ADVISORY, INC.       3

--------------------------------------------------------------------------------
                               IPS MILLENNIUM FUND
--------------------------------------------------------------------------------

                        2004 PERFORMANCE & RISK ANALYSIS

         IPS MILLENNIUM FUND outperformed the S&P 500 in the first half of FY 2004 as you can see in FIG. 1. However, our monthly risk-adjusted returns fell relative to the S&P 500, and our Sharpe Ratio, while still strongly positive, fell in May. The reason was that volatility (standard deviation of monthly returns - see FIG. 2) of the S&P 500 fell below that of Millennium Fund during the first half. As a result, we have made adjustments to seek a superior risk-adjusted return and further lower the volatility. We describe them so that our investors can have a better understanding of our risk management discipline.

         Whenever the risk of the fund (relative to the market) doesn't pay off, we make whatever changes are needed to work toward reducing volatility, improving absolute returns and risk-adjusted returns, and focusing on an absolute return benchmark of the 10-yr. T-Note rate. We have described in previous reports, and in the Diary, our risk measurement and management discipline. This is to measure the result of our portfolio buys and sales in terms of volatility, Sharpe Ratios and other statistical measures of risk and risk-adjusted returns, and whenever our performance begins to deteriorate relative to the S&P 500, and relative to an absolute return benchmark (the 10-yr. T-Note), to make changes to seek to outperform on a risk-adjusted basis. Two courses are open to us. We can attempt to increase return relative to risk, or to reduce risk relative to return. Because we are having a difficult time finding companies that meet our buy criteria, the only path open to us is to reduce our risk.

                     IPS MILLENNIUM ANNUALIZED TOTAL RETURNS
                                     5/31/04

          [TABLE BELOW REPRESENTS A BAR GRAPH IN THE ORIGINAL REPORT.]

                                 1          3         5
                                YEAR      YEARS     YEARS    INCEPTION
                               ------    -------    ------  -----------
         IPS MILLENNIUM FUND   20.65%    -12.64%    -7.09%      9.50%
         S&P 500 INDEX         18.34%     -2.12%    -1.53%     11.80%

FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost. For more current performance information, please call 1-800-232-9142 or visit the fund's website at www.ipsfunds.com.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 5/31/04

                               6         1          3         5      INCEPTION
                            MONTHS      YEAR      YEARS     YEARS    (01/03/95)
                            ------     ------    -------    ------   ----------
IPS MILLENNIUM FUND          5.49%     20.65%    -12.64%    -7.09%      9.50%
S&P 500 INDEX                6.94%     18.34%     -2.12%    -1.53%     11.80%
--------------------------------------------------------------------------------


COPYRIGHT 2004, IPS ADVISORY, INC.      4

         We have raised our assumption on the 10-yr. T-Note rate from 4.5% to 6.0%, to reflect a significant rise in interest rates over the next year or so. This increases our discount rate to 8.5% for most stocks, from 7.0% previously, lowering the price at which we can buy them. In May we raised our Free Cash Flow
(FCF) Yield Bar from 9.0% to 12.0%, in order to ensure we are still paying no more than a 30% discount to fair value based on FCF. The intent is to reduce our downside risk and improve our upside potential. We will know if these measures are sufficient within a few months.

         In effect, this is much like steering a sailing ship. One must frequently adjust for currents, changes in wind and other factors by changing the ship's speed, ballast, rudder position, how much sail to carry and so forth. Sometimes it takes some fiddling before the captain knows just what combination of changes produce the best performance under a particular set of conditions, and then it takes a while to be certain. Funds are no different, except that the conditions generally change much more slowly, and persist for longer periods of time. However, they can be just as unpredictable, and a measurement system must be in place to indicate when and what changes should be made, and monitor and measure the success or failure of the changes.

                   IPS MILLENNIUM RISK VS. BROAD STOCK MARKET
                                    5/31/04

                    [PLOT POINTS TO THE LINE CHART TO COME]

FIGURE 2. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

CHANGES IN THE FUND

         Millennium has undergone some major changes over the course of the year in where we are finding value. Massive fiscal and monetary stimulus, and a huge economic recovery, especially in China and SE Asia, have produced major gains for many industrial and basic materials companies. They have also pushed stock prices up to the point that it is becoming more difficult to find good companies that meet our investment discipline. Furthermore, risk has increased due to global geopolitical instability. As you can see in the pie-chart below, cash has grown from 21.0% of the fund in the last report to 26.5% as of 5/31/04. This is simply the result of following our investment discipline. If we cannot find stocks that meet our buy criteria and that will enable us to seek to outperform the market with a high degree of probability, in our opinion, then we should be in cash.

         We have taken some very large profits in the INDUSTRIALS, MATERIALS, and INFORMATION TECHNOLOGY sectors in particular, with significant gains in BENCHMARK ELECTRONICS (BHE) and FREEPORT MACMORAN (FCX). The result is that our INDUSTRIALS sector has shrunk from 15.3% of the fund to 4.2%; INFORMATION TECHNOLOGY is now 4.8% vs. 11.0% formerly; and MATERIALS is now 2.2% vs. 16.1% six months ago.

COPYRIGHT 2004, IPS ADVISORY, INC.      5

         Sectors that have seen growth in assets include FINANCIALS, moving from 5.5% six months ago to 18.8% currently, and UTILITIES, with a smaller growth from 4.8% to 9.0% of assets currently. We have also made smaller additions to HEALTHCARE. We sold FIRST HEALTH GROUP (FHCC) for a loss because free cash flow began deteriorating. We replaced it with KINDRED HEALTHCARE (KIND) and SUNRISE SENIOR LIVING (SRZ), in order to seek to capitalize on the huge demographic trend of a rapidly aging population affecting not only the U.S., but other Western societies, Russia, Japan and China.

          [TABLE BELOW REPRESENTS A PIE CHART IN THE ORIGINAL REPORT.]

           26.5% CASH                     13.9% CONSUMER DISCRETIONARY
            1.8% CONSUMER STAPLES          3.0% ENERGY
           18.8% FINANCIALS                6.8% HEALTHCARE
            4.2% INDUSTRIALS               4.8% INFORMATION TECHNOLOGY
            9.2% TELECOMMUNICATIONS        2.2% MATERIALS
            9.0% UTILITIES

FIGURE 3. Illustration of sector allocation among portfolio stocks. IPS Funds employs sector definitions that are not consistent with those used by Standard & Poor's. The pie chart above is only a snapshot of allocations as of 5/31/04, and percentages should be expected to change over time.

         At the present level of the stock market we do not anticipate becoming more fully invested, although we will simply follow our discipline wherever it leads us in terms of where we are invested and how much. We have benefited over the last 20-plus years from a huge decline in interest rates. This has driven most asset values much higher, including homes, stocks and bonds. It has taken attention away from the importance of income, and of careful risk management, because everything went up.

         We believe this will change in 2004, with the bottoming of interest rates in 2003 and a rise in the 10-yr. T-Note rate (our proxy for risk-free returns with which stocks must compete) of at least a percent, and perhaps two percent over the next year or so, and an increase in the risk premium demanded by investors for investing in stocks. This is likely to be hard on stocks, especially in a secular bear market. Stock and other asset prices tend to do well even when interest rates rise, as long as we are in a secular, or structural, bull market. However, this is emphatically not the case in a structural bear market. Fed rate increases tend to clobber the stock market. This is a major part of the longer term rationale behind our increase in our discount rate, and our recently more stringent valuation discipline.

         There are other changes we think will not be helpful for stock or bonds over the coming years. Among them are a soaring national debt and obligations to retirees that our government simply cannot meet, and these will likely cause the government to start inflating their way out of the enormous debt burden. This is no less true of China, Western Europe and the English-speaking world. This has inevitably been the recourse of all governments throughout history, and we see nothing to indicate that it will not be the case this time either.

         The huge, positive aspect of this is that we strongly believe these conditions will, sometime in the future, create a potential return environment for stocks that most of us are unlikely to see again in our lifetimes. Such unusual opportunities


COPYRIGHT 2004, IPS ADVISORY, INC.      6
are the pole of highly chaotic geopolitical and economic conditions, and investors must be prepared for them when they come. The problem is that investors can never be certain of the turn until some years after the fact. We believe this means staying more or less fully invested until that time comes, but in very conservative stocks and investment methodologies that seek to minimize the downside risk and maximize our income while we wait.

         Thank you for the faith you've shown in sticking by us in the tough early years of a new secular bear market. We believe that our improved sell discipline will allow our funds to better weather the inevitable storms without sacrificing returns.

ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

--------------------------------------------------------------------------------
                              IPS NEW FRONTIER FUND
--------------------------------------------------------------------------------

2004 PERFORMANCE & RISK ANALYSIS

          IPS NEW FRONTIER FUND outperformed the S&P 500 as you can see from FIGURE 4, and on an absolute return basis for the first six months of 2004. It has also dramatically shrunk the 3-year annualized return deficit, from approximately 19% in our last report to 10.5% now. In addition, New Frontier's SHARPE RATIO (a measure of the margin by which a fund outperforms a risk-free investment - in our case the 10-yr. T-Note) not only consistently positive, but higher than that of the overall stock market as represented by the S&P 500, and was increased throughout the first half of this fiscal year.

         Nevertheless, as you can see from FIGURE 5, the market's volatility recently dropped below that of the fund. If this continues, it will likely translate into a smaller Sharpe Ratio and a lower risk-adjusted return for the fund. We have, as a result, increased the discount rate on future Free Cash Flows (FCFs), forcing us to pay less for companies we like than we have been doing. For those of you who are interested, we describe this in more detail in the same section of the report for IPS Millennium Fund above.


                       IPS NEW FRONTIER ANNUALIZED RETURNS
                                     5/31/04

          [TABLE BELOW REPRESENTS A BAR GRAPH IN THE ORIGINAL REPORT.]

                                1          3          5
                               YEAR      YEARS      YEARS     INCEPTION
                              ------    -------    -------   -----------
         NEW FRONTIER FUND    27.60%    -12.72%    -14.64%    - 6.62%
         S&P 500 INDEX        18.34%     -2.12%     -1.53%      1.45%

FIGURE 4: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost. For more current performance information, please call 1-800-232-9142 or visit the fund's website at www.ipsfunds.com.


COPYRIGHT 2004, IPS ADVISORY, INC.      7

                      AVERAGE ANNUAL RETURNS AS OF 5/31/04

                           6         1          3          5      INCEPTION
                         MONTHS     YEAR      YEARS      YEARS    (08/03/98)
                         ------    ------    -------    -------   ----------
NEW FRONTIER FUND         7.71%    27.60%    -12.72%    -14.64%    - 6.62%
S&P 500 INDEX             6.94%    18.34%     -2.12%     -1.53%      1.45%

--------------------------------------------------------------------------------

         Our prospectus for New Frontier allows us to be more aggressive than Millennium. So far this year, more aggressive funds with a valuation approach have done significantly better than the overall market, which explains New Frontier's better risk-adjusted statistics for the first half, but we do not expect this to last much longer. The "growth" sectors of the stock market are clearly selling for far more than fair value, and indeed at levels much higher than has historically been the case, and the risk-reward potential is not only lower than that of the overall stock market, but the downside risk is greater than upside potential return. Our discipline will either confirm that hypothesis or not, and our FCF Yield Bar discipline will be adjusted accordingly.

CHANGES IN THE FUND

         New Frontier has undergone some major changes in where we are finding value over the course of the year. One of our stocks, NEW ENGLAND BUSINESS SERVICES (NEB) was bought out by DELUXE CORP. (DLX) for a large gain. Because it was significantly more undervalued than DLX, because NEB reached the proposed buyout price intra-day, and because the buyout price was almost exactly our estimate of fair value, clearly there wasn't much point in continuing to hold it, so we sold for a large gain after only a short holding period.

                  IPS NEW FRONTIER RISK VS. BROAD STOCK MARKET
                                     5/31/04

                    [PLOT POINTS TO THE LINE CHART TO COME]

FIGURE 5. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

         Because it is more difficult to find higher growth companies that meet New Frontier's criteria for purchase than it is to find slower-growth dividend payers for Millennium, because of the overvaluation of the growth segment of the stock market, cash in New Frontier is significantly higher than it was in our last report to you, and higher than in Millennium. Cash in New Frontier is now 40.6%, up from 15.4% in the last report, as you can see from the pie-chart sector graphic in FIGURE 6 below.


COPYRIGHT 2004, IPS ADVISORY, INC.      8

          Because of the high cash position, we'd like to repeat a point we made last time. We have not changed allocations based on some gamble about where we think the economy is going and why, and on which we could easily be wrong. We've changed allocations because all we do is fill in the financial statement numbers for our companies, calculate what we believe to be fair value, then look for what we consider are superior companies that are selling for less than fair value. Those are the ones we buy. We simply go where the value is, and we don't avoid undervalued, what we believe to be well-run companies with lots of free cash flow just because they happen not to fit into some style box. We'll buy pretty much anything if we think we can make money on it with low risk.

          [TABLE BELOW REPRESENTS A PIE CHART IN THE ORIGINAL REPORT.]

           40.6% CASH                     13.9% CONSUMER DISCRETIONARY
             .7% CONSUMER STAPLES         12.6% FINANCIALS
            7.4% HEALTHCARE                8.9% INDUSTRIALS
           11.7% INFORMATION TECH          1.8% TELECOM SERVICES
            2.4% MATERIALS

FIGURE 6. Illustration of sector allocation among portfolio stocks. IPS Funds employs sector definitions that are not consistent with those used by Standard & Poor's. The pie chart above is only a snapshot of allocations as of 5/31/04, and percentages should be expected to change over time.

         New Frontier Fund has sold off all its ENERGY sector companies, and sold partial amounts of KELLWOOD (KWD) and REGAL ENTERTAINMENT (RGC) for nice gains. REGAL is an interesting story. They were formed out of bankruptcy in 2001 by financier Philip Anschutz to become the dominant theatre chain in America. We like the value play because everyone had been frightened off by the bankruptcy of virtually every major theatre chain in the country due to 20-plus years of overbuilding. The company had little debt and had been transformed into a huge free cash flow cow. It also had some opportunities in a digitally-connected advertising world that didn't exist before all the theatre bankruptcies, such as being able to charge far more for advertisements from national firms, not car dealers and other local merchants, which until the digital age had paid much lower rates because it was purely local advertising.

         Subsequently, RGC paid out $10.05 in two special dividends, following which the stock was only down about $1.50 from our purchase price and paying an easily-covered dividend yielding 4.0%. Since we only paid $19.38/share for RGC, the $10 dividend was a huge return of capital with little reduction in the stock price. This is the kind of opportunity one can sometimes find in the stock market when most investors have been frightened off, because cash flow analysis of the kind we do at IPS Funds is intended to tell us whether investors have a reason to be frightened, or if investors are being unjustifiably nervous.

         Another factor that has surfaced recently in the stock market is that liquidity for many the fund's holdings is drying up, especially in thinly-traded stocks. This is inevitably a danger sign, and is a big part of the reason we have lightened up on several companies with low daily trading volumes such as BANDAG (BDG), KELLWOOD (KWD) and KAYDON (KDN). Investors emphatically do not want to be caught with several days trading volume in a stock that's going down and that they need to get out of.


COPYRIGHT 2004, IPS ADVISORY, INC.      9

         In the interests of saving money and trees, we refer you to a fuller discussion of fund changes for Millennium fund above, since the rest of the changes are similar for both funds.

ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

--------------------------------------------------------------------------------

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change or temporary insanity, and any forecasts made cannot be guaranteed. While our information has been obtained from sources we trust, people make mistakes, including us. We may also change our mind later and not tell you. The market may change and not tell us. Technology or politics may change and not tell the market. The gods might just be having a bad day.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. For more current performance information, please call 1-800-232-9142 or visit the fund's website at www.ipsfunds.com.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The VALUE LINE ARITHMETIC COMPOSITE INDEX differs from the S&P 500 in that it is an equal-weighted index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 INDEX. Neither the VALUE LINE ARITHMETIC COMPOSITE INDEX nor the S&P 500 COMPOSITE INDEX figures reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter. At any time you may view the most recent fund portfolio securities on our website at www.ipsfunds.com.

** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** CITCO-Quaker Fund Services, Inc. distributor.                          1/2003

For more information, please contact IPS Funds at:

Phone: 800.249.6927                                         1225 Weisgarber Road
       865.524.1676         Web Site: www.ipsfunds.com      Suite S-380
Fax:   865.544.0630         Email:    info@ipsfunds.com     Knoxville, TN 37909

--------------------------------------------------------------------------------

A NOTE ABOUT DUPLICATE MAILINGS

You will receive the Fund's shareholder report every three months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, known as "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded or are currently receiving more than one report per household, please call us at 800.249.6927. At any time you may view current shareholder reports on our website, www.ipsfunds.com.


COPYRIGHT 2004, IPS ADVISORY, INC.      10

PRIVACY POLICY

We collect nonpublic personal information about you from the following sources:

         * Information we receive from you on applications and other forms;

         * Information about your transactions with us, our affiliates, or others; and

         * Information we receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PROXY VOTING SUMMARY

IPS Advisory, Inc. has written Proxy Voting Procedures designed to ensure that proxies are voted consistent with written standards, and solely in the best interests of shareholders. Please call IPS Advisory, Inc. (IPSA) at 800.232.9142 if you would like to receive a copy of our Proxy Voting Procedures and Guidelines at no charge to you, or view them on our Web site at http://www.ipsfunds.com. You may also call for information on how we voted a proxy for a specific company. IPSA does not cross reference votes on a specific issue with the stocks to which it applies.

You can also review or obtain a copy of the Proxy Voting Procedures by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090 or by sending a message via E-mail to publicinfo@sec.gov. Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.

Proxies shall be voted in the best interests of shareholders, with an emphasis on voting against any management proposals that act in general to insulate companies from the discipline of the market or accountability to shareholders. In addition, IPSA will generally vote in favor of any shareholder proposals that will result in restrictions on animal testing, environmental pollution, and other ethical concerns. Due to the nature and small size of IPSA, in our opinion there are no material conflicts of interest likely to arise in voting proxies for our fund shareholders.

Specific guidelines are set forth to address voting in regard to:

         A. Corporate Governance;
         B. Takeover defense and related actions;
         C. Compensation proposals;
         D. Capital structure;
         E. Social & environmental responsibility;
         F. Size of the board;
         G. Appointment of Outside Directors;
         H. Multiple Directorships;
         I. Incentive Stock Award programs;
         J. Conflicts of Interest


COPYRIGHT 2004, IPS ADVISORY, INC.      11

                             THE IPS MILLENNIUM FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


COMMON STOCKS - 73.05%                                                 MARKET
                                                       SHARES          VALUE
                                                    -----------     -----------
CONSUMER DISCRETIONARY - 13.77%
Eastman Kodak Co.                                       140,000     $ 3,665,200
Kellwood Co.                                             50,000       2,035,000
Regal Entertainment Group                               190,000       4,066,000
                                                                    -----------
                                                                      9,766,200
                                                                    -----------
CONSUMER STAPLES - 1.74%
Fresh Del Monte Produce, Inc.                            50,000       1,234,000
                                                                    -----------
ENERGY - 2.96%
Devon Energy Corp.                                       30,000       1,780,800
TC Pipelines LP                                          10,000         320,100
                                                                    -----------
                                                                      2,100,900
                                                                    -----------
FINANCIALS - 18.63%
AFLAC, Inc.                                              70,000       2,842,000
American International Group, Inc.                       40,000       2,932,000
Crawford & Co.                                           30,000         148,500
First Data Corp.                                         40,000       1,731,600
Phoenix Cos., Inc.                                       40,000         468,400
Rayonier, Inc.                                           50,000       2,100,000
W.R. Berkley Corp.                                       30,000       1,249,500
Washington Mutual, Inc.                                  40,000       1,747,200
                                                                    -----------
                                                                     13,219,200
                                                                    -----------
HEALTH CARE - 6.74%
Kindred Healthcare, Inc.*                               120,000       2,980,800
Sunrise Senior Living, Inc.*                             50,000       1,802,000
                                                                    -----------
                                                                      4,782,800
                                                                    -----------
INDUSTRIALS - 4.15%
Bandag, Inc.                                             30,000       1,271,100
Coinstar, Inc.*                                          50,000         870,000
Kaydon Corp.                                             30,000         804,900
                                                                    -----------
                                                                      2,946,000
                                                                    -----------
INFORMATION TECHNOLOGY - 4.78%
Storage Technology Corp.*                               120,000       3,390,000
                                                                    -----------
MATERIALS - 2.20%
Carpenter Technology                                     20,000         608,400
Wellman, Inc.                                           120,000         954,000
                                                                    -----------
                                                                      1,562,400
                                                                    -----------
TELECOM SERVICES - 9.15%
Alltel Corp.                                             50,000       2,531,500
CenturyTel, Inc.                                         40,000       1,195,600
Verizon Communications, Inc.                             80,000       2,766,400
                                                                    -----------
                                                                      6,493,500
                                                                    -----------


    The accompanying notes are an integral part of these financial statements

                             THE IPS MILLENNIUM FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


COMMON STOCKS - 73.05% - CONTINUED                                     MARKET
                                                       SHARES          VALUE
                                                    -----------     -----------
UTILITIES - 8.93%
FPL Group, Inc.                                          60,000     $ 3,825,000
National Fuel Gas Co.                                    60,000       1,509,000
TransCanada Corp.                                        50,000       1,000,000
                                                                    -----------
                                                                      6,334,000
                                                                    -----------
TOTAL COMMON STOCK (COST $50,598,432)                                51,829,000
                                                                    -----------

                                                     PRINCIPAL
                                                    -----------
SHORT-TERM INVESTMENTS - 26.28%
Federated Cash Trust Series II, Rate 0.15%(a)        18,640,553      18,640,553
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $18,640,553)                      18,640,553
                                                                    -----------
TOTAL INVESTMENTS (COST $69,238,985) - 99.33%                        70,469,553
OTHER ASSETS LESS LIABILITIES, NET - 0.67%                              471,931
                                                                    -----------
NET ASSETS - 100.00%                                                $70,941,484
                                                                    ===========

(a) Variable rate security, the coupon rate shown represents the rate at May 31, 2004
*   Non-income producing security


    The accompanying notes are an integral part of these financial statements

                            THE IPS NEW FRONTIER FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


COMMON STOCKS - 59.35%                                                  MARKET
                                                       SHARES           VALUE
                                                     ----------      ----------
CONSUMER DISCRETIONARY - 13.94%
Eastman Kodak Co.                                          4,000     $  104,720
Kellwood Co.                                               2,000         81,400
Regal Entertainment Group                                 14,000        299,600
                                                                     ----------
                                                                        485,720
                                                                     ----------
CONSUMER STAPLES - 0.71%
Fresh Del Monte Produce, Inc.                              1,000         24,680
                                                                     ----------
FINANCIALS - 12.62%
AFLAC, Inc.                                                2,000         81,200
American International Group, Inc.                         1,000         73,300
Crawford & Co.                                            15,000         74,250
Rayonier, Inc.                                             2,000         84,000
W.R. Berkley Corp.                                         2,000         83,300
Washington Mutual, Inc.                                    1,000         43,680
                                                                     ----------
                                                                        439,730
                                                                     ----------
HEALTH CARE - 7.38%
Kindred Healthcare, Inc.*                                  6,000        149,040
Sunrise Senior Living, Inc.*                               3,000        108,120
                                                                     ----------
                                                                        257,160
                                                                     ----------
INDUSTRIALS - 8.86%
Bandag, Inc.                                               4,000        169,480
Coinstar, Inc.*                                            8,000        139,200
                                                                     ----------
                                                                        308,680
                                                                     ----------
INFORMATION TECHNOLOGY - 11.65%
Storage Technology Corp.*                                  8,000        226,000
Volt Information Sciences, Inc.*                           7,000        179,900
                                                                     ----------
                                                                        405,900
                                                                     ----------
MATERIALS - 2.43%
Carpenter Technology Corp.                                 2,000         60,840
Wellman, Inc.                                              3,000         23,850
                                                                     ----------
                                                                         84,690
                                                                     ----------
TELECOM SERVICES - 1.76%
Optical Cable Corp.*                                       5,000         26,895
Verizon Communications, Inc.                               1,000         34,580
                                                                     ----------
                                                                         61,475
                                                                     ----------
TOTAL COMMON STOCK (COST $2,006,411)                                  2,068,035
                                                                     ----------


    The accompanying notes are an integral part of these financial statements

                            THE IPS NEW FRONTIER FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


                                                                       MARKET
                                                       SHARES          VALUE
                                                     ----------     -----------
SHORT-TERM INVESTMENTS - 33.38%
Federated Cash Trust Series II, Rate 0.15%(a)         1,162,836     $1,162,836
                                                                    ----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,162,836)                       1,162,836
                                                                    ----------
TOTAL INVESTMENTS (COST $3,169,247) - 92.73%                         3,230,871

OTHER ASSETS LESS LIABILITIES, NET - 7.27%                             253,140
                                                                    ----------

NET ASSETS - 100.00%                                                $3,484,011
                                                                    ==========

(a) Variable rate security, the coupon rate shown represents the rate at May 31, 2004
*   Non-income producing security



    The accompanying notes are an integral part of these financial statements

                                  THE IPS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                            MAY 31, 2004 (UNAUDITED)

                                                                                  IPS                IPS
                                                                            MILLENNIUM FUND   NEW FRONTIER FUND
                                                                            ---------------   -----------------
ASSETS:
   Investments, at value (cost $69,238,985 and $3,169,247, respectively)     $  70,469,553      $   3,230,871
   Receivable for capital shares sold                                                1,833              3,106
   Receivable for investments sold                                                 519,540            252,527
   Dividends receivable                                                             59,300              1,705
   Interest receivable                                                               2,250                156
                                                                             -------------      -------------
   Total Assets                                                                 71,052,476          3,488,365
                                                                             -------------      -------------
LIABILITIES:
   Payable for capital shares redeemed                                              27,001                217
   Payable to Advisor                                                               83,991              4,137
                                                                             -------------      -------------
   Total Liabilities                                                               110,992              4,354
                                                                             -------------      -------------
   Total Net Assets                                                             70,941,484      $   3,484,011
                                                                             =============      =============

NET ASSETS CONSIST OF:
   Capital stock                                                               363,874,250      $  21,706,189
   Accumulated net realized loss on investments sold                          (294,123,667)       (18,276,950)
   Accumulated undistributed net investment loss                                   (39,667)            (6,852)
   Net unrealized appreciation on investments                                    1,230,568             61,624
                                                                             -------------      -------------
   Total Net Assets                                                          $  70,941,484      $   3,484,011
                                                                             =============      =============
Shares outstanding (no par value, unlimited shares authorized)                   2,594,295            442,332

Net asset value, redemption price and offering price per share               $       27.35      $        7.88
                                                                             =============      =============


The accompanying notes are an integral part of these financial statements.

                                  THE IPS FUNDS
                            STATEMENTS OF OPERATIONS
                  FOR THE PERIOD ENDED MAY 31, 2004 (UNAUDITED)

                                                            IPS                IPS
                                                      MILLENNIUM FUND   NEW FRONTIER FUND
                                                      ---------------   -----------------
INVESTMENT INCOME:
   Dividend and interest income                         $    522,581      $     21,272
                                                        ------------      ------------
   Total investment income                                   522,581            21,272
                                                        ------------      ------------
EXPENSES:
   Investment advisory fee                                   536,165            25,390
                                                        ------------      ------------
   Total expenses                                            536,165            25,390
                                                        ------------      ------------
NET INVESTMENT LOSS                                          (13,584)           (4,118)
                                                        ------------      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions           10,183,477           580,077
   Change in unrealized appreciation on investments       (5,867,202)         (328,720)
                                                        ------------      ------------
   Net realized and unrealized gain on investments         4,316,275           251,357
                                                        ------------      ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $  4,302,691      $    247,239
                                                        ============      ============


The accompanying notes are an integral part of these financial statements.

                                  THE IPS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               IPS                               IPS
                                                                         MILLENNIUM FUND                   NEW FRONTIER FUND
                                                                 -------------------------------   --------------------------------
                                                                  SIX-MONTH                          SIX-MONTH
                                                                 PERIOD ENDED                       PERIOD ENDED
                                                                 MAY 31, 2004      YEAR ENDED       MAY 31, 2004      YEAR END
                                                                 (UNAUDITED)   NOVEMBER 30, 2003    (UNAUDITED)   NOVEMBER 30, 2003
                                                                 ------------  -----------------   -------------  -----------------
OPERATIONS:
   Net investment income (loss)                                  $    (13,584)    $    293,223     $     (4,118)    $     (1,360)
   Net realized gain on investment transactions                    10,183,477        5,755,999          580,077          403,298
   Change in unrealized appreciation (depreciation) on
     investments                                                   (5,867,202)       5,165,824         (328,720)         317,337
                                                                 -----------------------------     -----------------------------
   Net increase in net assets resulting from operations             4,302,691       11,215,046          247,239          719,275
                                                                 -----------------------------     -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (319,306)              --           (2,734)              --
   Net realized gains                                                      --               --               --               --
                                                                 -----------------------------     -----------------------------
   Total dividends and distributions                                 (319,306)              --           (2,734)              --
                                                                 -----------------------------     -----------------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                        2,062,185       26,855,423          178,470          304,324
   Shares issued to holders in reinvestment of dividends              310,882               --            2,690               --
   Cost of shares redeemed                                        (14,798,894)     (53,329,597)        (608,043)      (1,082,410)
                                                                 -----------------------------     -----------------------------
   Net decrease in net assets resulting from capital share
     transactions                                                 (12,425,827)     (26,474,174)        (426,883)        (778,086)
                                                                 -----------------------------     -----------------------------
TOTAL DECREASE IN NET ASSETS                                       (8,442,442)     (15,259,128)        (182,378)         (58,811)
                                                                 -----------------------------     -----------------------------
NET ASSETS:
   Beginning of period                                             79,383,926       94,643,054        3,666,389        3,725,200
                                                                 -----------------------------     -----------------------------
   End of period*                                                $ 70,941,484     $ 79,383,926     $  3,484,011     $  3,666,389
                                                                 =============================     =============================

* Including accumulated undistributed net investment income of   $         --     $    293,223     $         --     $         --
                                                                 =============================     =============================


The accompanying notes are an integral part of these financial statements.

                                                                                            IPS Millennium Fund
                                                                                            Financial Highlights


Selected per share data is based on a share of common stock outstanding throughout each period.

                                               Six-Month
                                              Period Ended    Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                              May 31, 2004   November 30,  November 30,  November 30,   November 30,   November 30,
                                              (Unaudited)        2003         2002           2001          2000            1999
                                              ------------   ------------  ------------  ------------  -------------   ------------
Per Share Data:
Net asset value, beginning of period           $    26.03     $   22.43    $   29.43     $    49.29     $    55.93     $    27.53


Income from investment operations:
  Net investment income (loss)                         --          0.08        (0.07)         (0.10)(1)       0.04          (0.03)
  Net realized and unrealized gain
    (loss) on investments                            1.43          3.52        (6.93)        (19.72)         (6.30)         28.45
                                               ----------     ---------    ---------     ----------     ----------     ----------
Total from investment operations                     1.43          3.60        (7.00)        (19.82)         (6.26)         28.42
                                               ----------     ---------    ---------     ----------     ----------     ----------



Less distributions:
  Dividends from net investment income              (0.11)           --           --          (0.04)            --          (0.02)
  Distributions from net realized gains                --            --           --             --          (0.38)            --
                                               ----------     ---------    ---------     ----------     ----------     ----------
Total dividends and distributions                   (0.11)           --           --          (0.04)         (0.38)         (0.02)
                                               ----------     ---------    ---------     ----------     ----------     ----------


Net asset value, end of period                 $    27.35     $   26.03    $   22.43     $    29.43     $    49.29     $    55.93
                                               ==========     =========    =========     ==========     ==========     ==========

Total return                                         5.49%        16.05%      (23.79)%       (40.25)%       (11.36)%       103.23%


Supplemental data and ratios:
  Net assets, end of period (000's)            $   70,941     $  79,384    $  94,643     $  184,467     $  409,247     $  132,331
  Ratio of net operating expenses to average
    net assets                                       1.40%         1.40%        1.34%          1.19%          1.11%          1.39%
  Ratio of net investment income (loss) to
    average net assets                              (0.04)%        0.36%       (0.27)%        (0.23)%         0.08%         (0.07)%
  Portfolio turnover rate                           43.34%       169.37%      209.20%        115.45%         27.88%         51.74%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

                                                                                              IPS New Frontier Fund
                                                                                               Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                          Six-Month
                                         Period Ended    Year Ended    Year Ended     Year Ended      Year Ended      Year Ended
                                         May 31, 2004   November 30,  November 30,   November 30,    November 30,    November 30,
                                         (Unaudited)        2003         2002            2001           2000             1999
                                         ------------   ------------  ------------   ------------   -------------    ------------
Per Share Data:
Net asset value, beginning of period      $     7.37     $     5.97    $     8.45     $     17.04     $     29.39     $     12.60

Income from investment operations:
  Net investment income (loss)                 (0.02)         (0.01)        (0.08)          (0.11)(1)       (0.25)(1)       (0.03)
  Net realized and unrealized gain
    (loss) on investments                       0.54           1.41         (2.40)          (8.48)         (11.36)          16.84
                                          ----------     ----------    ----------     -----------     -----------     -----------
Total from investment operations                0.52           1.40         (2.48)          (8.59)         (11.61)          16.81
                                          ----------     ----------    ----------     -----------     -----------     -----------

Less distributions:
  Dividends from net investment income         (0.01)            --            --              --              --           (0.02)
  Distributions from net realized gains           --             --            --              --           (0.74)             --
                                          ----------     ----------    ----------     -----------     -----------     -----------
Total dividends and distributions              (0.01)            --            --              --           (0.74)          (0.02)
                                          ----------     ----------    ----------     -----------     -----------     -----------


Net asset value, end of period            $     7.88     $     7.37    $     5.97     $      8.45     $     17.04     $     29.39
                                          ==========     ==========    ==========     ===========     ===========     ===========
Total return                                    7.00%         23.45%       (29.35)%        (50.41)%        (40.92)%        133.37%


Supplemental data and ratios:

  Net assets, end of period (000's)       $    3,484     $    3,666    $    3,725     $     6,230     $    11,077     $     5,697

  Ratio of net operating expenses
    to average net assets                       1.40%          1.40%         1.40%           1.40%           1.40%           1.40%

  Ratio of net investment income
    (loss) to average net assets               (0.23)%        (0.04)%       (1.11)%         (1.00)%         (0.92)%         (0.13)%
  Portfolio turnover rate                      48.58%        213.83%       300.19%         187.61%          78.61%         217.50%


(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

1.   ORGANIZATION

     The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The IPS Millennium Fund is a diversified fund. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The New Frontier Fund is non-diversified and therefore can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if those securities decline in value. Nonetheless, the Fund intends to qualify as a registered investment company for income tax purposes, which means the Fund intends to fulfill the Internal Revenue Code diversification requirements applicable to registered investment companies. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation

         Securities, which are traded on a recognized stock exchange, are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

     (b) Federal Income and Excise Taxes

         The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner, which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

     (c) Distributions to Shareholders

         Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (d) Securities Transactions and Investment Income

         Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

(e)  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

                                                              SIX-MONTH
                                                             PERIOD ENDED                     YEAR ENDED
                                                             MAY 31, 2004                  NOVEMBER 30, 2003
IPS MILLENNIUM FUND                                       $             Shares            $               Shares
                                                        ------          ------          ------            ------
Shares sold                                           2,062,185          75,523        26,855,423        1,210,673
Shares issued in reinvestment
of dividends                                            310,882          11,570                --               --
Shares redeemed                                     (14,798,894)       (542,183)      (53,329,597)      (2,380,589)
                                                   ------------        --------      ------------       ----------
Net increase (decrease)                            ($12,425,827)       (455,090)     ($26,474,174)      (1,169,916)
                                                   ============                      ============
SHARES OUTSTANDING:
Beginning of period                                                   3,049,385                          4,219,301
                                                                      ---------                          ---------
End of period                                                         2,594,295                          3,049,385
                                                                      =========                          =========

                                                              SIX-MONTH
                                                             PERIOD ENDED                     YEAR ENDED
                                                             MAY 31, 2004                  NOVEMBER 30, 2003
IPS NEW FRONTIER FUND                                     $              Shares            $               Shares
                                                        ------           ------          ------            ------
Shares sold                                           $ 178,470          22,864         $ 304,324           48,206
Shares issued in reinvestment
of dividends                                              2,690             353                --               --
Shares redeemed                                        (608,043)        (78,568)       (1,082,410)        (174,976)
                                                      ---------         -------        ----------         --------
Net increase (decrease)                               ($426,883)        (55,351)        ($778,086)        (126,770)
                                                      =========                        ==========
SHARES OUTSTANDING:
Beginning of period                                                     497,683                            624,453
                                                                        -------                            -------
End of period                                                           442,332                            497,683
                                                                        =======                            =======

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the six-month period ended May 31, 2004, are summarized below. There were no purchases or sales of long-term U.S. government securities.

              IPS MILLENNIUM FUND       IPS NEW FRONTIER FUND
              -------------------       ---------------------
Purchases             $26,608,634                  $1,401,490
Sales                 $41,847,269                  $2,689,518

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

At May 31, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                       IPS MILLENNIUM FUND    IPS NEW FRONTIER FUND
                                       -------------------    ---------------------
Unrealized appreciation                        $ 2,945,842                 $137,695
Unrealized depreciation                         (1,715,274)                 (77,862)
                                                ----------                 --------
Net unrealized appreciation on
investments                                     $1,230,568                 $ 59,833
                                                ==========                 ========

     At May 31, 2004, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $69,238,985 and $3,171,038, respectively. The difference between book cost and tax cost consists of wash sales of $0 for the Millennium Fund and $1,791 for the New Frontier Fund.

     The Funds' tax-basis capital gains and losses are determined only at the end of the fiscal year.

     At November 30, 2003, the Millennium Fund had an accumulated net realized capital loss carryover of $304,307,145, with $33,149,242 expiring in 2008, $234,768,275 expiring in 2009, and $36,389,628 expiring in 2010. The New
     Frontier Fund, at November 30, 2002, had an accumulated net realized capital loss carryover of $18,855,235, with $3,303,414 expiring in 2008, $13,651,050 expiring in 2009, and $1,900,771 expiring in 2010. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5.   INVESTMENT ADVISOR

     The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees earned by IPS Advisory, Inc. during the six-month period ended May 31, 2004, for the Millennium Fund and the New Frontier Fund were $536,165 and $25,390, respectively.

6.   BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2004, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 49% of the Millennium Fund.

7.   DISTRIBUTABLE EARNINGS

The tax character of distributions paid during the fiscal years 2004 and 2003 was as follows:

                                                MILLENNIUM FUND
Distributions paid from:                2004                     2003
                                     ---------                ---------
   Ordinary Income                   $ 319,306                  $  --
   Long-Term Capital Gain                   --                     --
                                     ---------                  -----
                                     $ 319,306                  $  --
                                     =========                  =====

                                             NEW FRONTIER FUND
Distributions paid from:                2004                    2003
                                     ---------                ---------
   Ordinary Income                   $   2,734                  $  --
   Long-Term Capital Gain                   --                     --
                                     ---------                  -----
                                     $   2,734                  $  --

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

As of May 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                       Millennium            New Frontier
                                                     --------------          -------------
Undistributed ordinary income
   (accumulated losses)                              $      (39,667)         $      (6,852)
Undistributed long-term capital gain
   (accumulated losses)                                (294,123,667)           (18,275,159)
Unrealized appreciation/(depreciation)                    1,230,568                 59,833
                                                     --------------          -------------
                                                     $ (292,932,766)         $ (18,222,178)
                                                     --------------          -------------

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

8.  CHANGES IN CERTIFYING ACCOUNTANT

On January 20, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On January 23, 2004, the Funds' Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending November 30, 2004, to be effective upon the resignation of McCurdy.

On March 12, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's reports on the IPS financial statements for the fiscal year ended November 30, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

                        INDEPENDENT TRUSTEES (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    # OF
                                                                                                    PORTFOLIOS
                                                       TERM OF                                      IN FUND
                                                       OFFICE AND    PRINCIPAL                      COMPLEX
                                         POSITION(S)   LENGTH OF     OCCUPATION(S)                  OVERSEEN
                                         HELD WITH     TIME          DURING PAST FIVE               BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                    THE TRUST     SERVED        YEARS                          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, CFA, 44,                Independent   Since         Senior Manager Finance,           3         None
12416 Fort West Drive                    Trustee       inception     Tennessee Valley Authority
Knoxville, TN 37922                                    of Funds      (1997-Present); Director of
                                                       in 1995       Business Planning at Lockheed
                                                                     Martin Energy Systems (Prior
                                                                     to 1997); Chartered Financial
                                                                     Analyst (CFA).
------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 47,                   Independent   Since         Director of Planned Giving for    3         None
6504 Clary Lane                          Trustee       inception     the University of Tennessee at
Knoxville, TN 37919                                    of Funds      Knoxville.
                                                       in 1995

------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 47,            Independent   Since         Account Executive, Colonial       3         None
316 Stonewall Street                     Trustee       inception     Life & Accident (1995-
Memphis, TN 38112                                      of Funds      Present); Teacher of history
                                                       in 1995       and economics at Austin East
                                                                     High School in Knoxville,
                                                                     Tennessee (Prior to 1995).
------------------------------------------------------------------------------------------------------------------------------

IPS MILLENNIUM FUND AND IPS NEW FRONTIER FUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

                   INTERESTED TRUSTEES & OFFICERS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           # OF
                                                                                           PORTFOLIOS
                                                         TERM OF                           IN FUND
                                                         OFFICE AND    PRINCIPAL           COMPLEX
                                         POSITION(S)     LENGTH OF     OCCUPATION(S)       OVERSEEN
                                         HELD WITH       TIME          DURING PAST FIVE    BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                    THE TRUST       SERVED        YEARS               TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Greg D'Amico*, 40,                    President,      Since         President of IPS       3         IPS Advisory, Inc.; Director
   9111 Cross Park Dr., Suite E-120,     Chief           inception     Advisory, Inc.                   of Young Entrepreneurs'
   Knoxville, TN 37923                   Financial       of Funds in                                    Organization (YEO);
                                         Officer,        1995                                           Personal & Child Safety,
                                         Treasurer                                                      LLC (PCS)
                                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
   Robert Loest*, 60,                    Vice            Since         Chief Executive        3         IPS Advisory, Inc.
   9111 Cross Park Dr., Suite E-120,     President,      inception     Officer of IPS
   Knoxville, TN 37923                   Secretary       of Funds in   Advisory, Inc.;
                                         and Trustee     1995          Financial Analyst
                                                                       Charter; Ph.D. in
                                                                       Biology.
------------------------------------------------------------------------------------------------------------------------------------

   * An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.


                                BOARD COMMITTEES

       The Board has the following standing committee as described below:

--------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------

MEMBERS                       DESCRIPTION                                                  MEETINGS
-------                       -----------                                                  --------
Veenita Bisaria,              Responsible for advising the full Board with respect to      At least once annually. Last meeting
Independent Trustee           accounting, auditing and financial matters affecting the     occurred on January 25, 2002.
Woodrow Henderson,            Trust.
Independent Trustee
Billy Wayne Stegall, Jr.,
Independent Trustee

                        IPS iFUND 2004 SEMI ANNUAL REPORT

Fellow Portfolio Managers:

         Congratulations! As portfolio managers to the iFund you have contributed to the fund outperforming the S&P 500 for the one year period ending May 31, 2004. However we are slightly behind the S&P 500 for the six months ending May 31, 2004. What's most impressive is that we have generated these returns while continuing to lower our risk.

         There has been a lot of trade activity in the Fund the past six months, but not much happening on the message boards. It appears most of you are choosing to vote for buys and sells, but not posting messages. While it is not required to post message it will help in the decision making, so we encourage all of you to try and get involved. The more sharing of information and ideas the better our decisions will be regarding the management of the portfolio. As the Fund continues to generate new interest, the level of excitement and participation will continue to grow.

FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

          [TABLE BELOW REPRESENTS A BAR GRAPH IN THE ORIGINAL REPORT.]

                          IPS iFUND ANNUALIZED RETURNS
                                  MAY 31, 2004

                                                          INCEPTION
                         6 MONTHS    1 YEAR     3 YEAR    (12/29/00)
                         --------    ------     ------    ----------
iFUND                      1.20%     29.28%     -11.06     -15.69%
S&P 500 INDEX              1.60%     18.33%      -2.12      -2.84%

FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

                      AVERAGE ANNUAL RETURNS AS OF 5/31/04

                                                          INCEPTION
                         6 MONTHS    1 YEAR     3 YEAR    (12/29/00)
                         --------    ------     ------    ----------
iFUND                      1.20%     29.28%     -11.06     -15.69%
S&P 500 INDEX              1.60%     18.33%      -2.12      -2.84%

--------------------------------------------------------------------------------

VOLATILITY OF RETURNS

         As you can see in figure 2 the iFund's risk continues to decline, but it is still higher than both the S&P 500 and Value Line Index. The Fund's volatility, as measured as the Standard Deviation of the most recent 13 monthly returns, has dropped from 4.98% on November 30, 2003 to 3.32%. This is a nice decline and with the amount of assets we have in cash at the present time we would expect the risk to continue to decrease. With the market continuing to fall the higher cash position has helped protect the fund from declining as much as the S&P 500 over the past couple months.

                   IPS iFUND VOLATILITY VS. BROAD STOCK MARKET
                                  June 30, 2004

                      [PLOT POINTS IN LINE CHART TO COME]

FIGURE 2: Volatility of the Fund on a monthly basis, versus the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE INDEX, a broad based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Risk is measured as the Standard Deviation of the most recent 13 monthly returns.

PORTFOLIO CHANGES

         The portfolio has changed a lot over the past six months. We did a lot of selling, but not much buying and as a result our cash position has more than double to over 35%. There was an average of 5 1/2 transactions each month, with December and May being the most active. The health care sector underwent the most change going from 23.4% of assets at the end of November to just 11.83%. There were also some changes in the financials sector going from just 1.21% in November to over 6.8% at the end of May. We sold all of our CHINA FUND (CHN) for an approximate 100% gain, and we bought AFLAC (AFL) and AMERICAN INTERNATIONAL GROUP (AIG). The industrials sector was also altered a great deal. We sold stocks such as KAYDON CORPORATION (KDN), which sold for a 24% gain, and ANGELICA
(AGL), which sold for a 29% gain, and added COINSTAR INC. (CSTR) and WOODWARD GOVERNOR (WGOV). Both have both already gone up almost 10%. As of May 31 or top ten stocks represent 33.6% of the portfolio.

--------------------------------------------------------------------------------

         We encourage you to participate and share you thoughts and ideas on what you see happening in the world around you. It is this sharing that will allow us all to make better investment decisions. Once again we would like to thank you for your contributions to the iFund. With your support the fund will continue to grow and along with that will come a higher level of community intelligence.

Greg D'Amico                    Robert Loest, Pd.D., CFA
President                       Advisor

--------------------------------------------------------------------------------

                                  THE IPS iFUND
                            SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


COMMON STOCKS - 64.27%                                                    MARKET
                                                         SHARES           VALUE
                                                        --------        --------
CONSUMER DISCRETIONARY - 13.22%
Cadbury Schweppes Plc ADR - United Kingdom                   125        $  4,313
CBRL Group, Inc.                                              60           1,935
Lancaster Colony Corp.                                        40           1,601
Regal Entertainment Group                                    105           2,247
                                                                        --------
                                                                          10,096
                                                                        --------
ENERGY - 2.79%
Suncor Energy, Inc.                                           90           2,129
                                                                        --------
FINANCIALS - 6.80%
AFLAC, Inc.                                                   45           1,827
American International Group, Inc.                            46           3,372
                                                                        --------
                                                                           5,199
                                                                        --------
HEALTH CARE - 11.83%
Amgen, Inc. *                                                 13             711
Kindred Healthcare, Inc.*                                     92           2,285
Kyphon, Inc.*                                                 60           1,469
Serona SA ADR - Switzerland                                  110           1,653
Sunrise Assisted Living, Inc.*                                50           1,802
Wellpoint Health Networks, Inc.*                              10           1,115
                                                                        --------
                                                                           9,035
                                                                        --------
INDUSTRIALS - 6.95%
Bandag, Inc.                                                  45           1,907
Coinstar, Inc.*                                              100           1,740
Woodward Governor Co.                                         25           1,661
                                                                        --------
                                                                           5,308
                                                                        --------
INFORMATION TECHNOLOGY - 13.80%
Apple Computer, Inc.*                                         24             674
Dell Computer Corp.*                                          45           1,583
Electronic Arts, Inc.*                                        45           2,287
ProQuest Co.*                                                 35             913
Storage Technology Corp.*                                     80           2,260
Volt Information Sciences, Inc.*                             110           2,827
                                                                        --------
                                                                          10,544
                                                                        --------
MATERIALS - 2.69%
Goldcorp, Inc.                                               170           2,059
                                                                        --------
TELECOM SERVICES - 4.10%
Inet Technologies, Inc.*                                      40             356
Optical Cable Corp.*                                         340           1,829
Vodafone Group Plc ADR - United Kingdom                       40             950
                                                                        --------
                                                                           3,135
                                                                        --------
UTILITIES - 2.09%
FPL Group, Inc.                                               25           1,594
                                                                        --------
TOTAL COMMON STOCK (COST $44,379)                                         49,099
                                                                        --------

   The accompanying notes are an integral part of these financial statements.

                                  THE IPS iFUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 2004 (UNAUDITED)


                                                                          MARKET
                                                         PRINCIPAL        VALUE
                                                         ---------      --------
SHORT-TERM INVESTMENT - 27.98%
Federated Cash Trust Series II, Rate 0.15%(a)              21,375       $ 21,375
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS (COST $21,375)                               21,375
                                                                        --------
TOTAL INVESTMENTS (COST $65,754) - 92.25%                                 70,474

OTHER ASSETS LESS LIABILITIES, NET - 7.75%                                 5,917
                                                                        --------
NET ASSETS - 100.00%                                                    $ 76,391
                                                                        ========

ADR - American Depository Receipts
(a) Variable rate security, the coupon rate shown represents the rate at May 31, 2004
* Non-income producing security



   The accompanying notes are an integral part of these financial statements.

                                  THE IPS iFUND
                  STATEMENT OF ASSETS AND LIABILITIES MAY 31,
                                2004 (UNAUDITED)


ASSETS:
   Investments, at value (cost $65,754)                               $  70,474
   Receivable for investments sold                                        9,244
   Dividends receivable                                                     112
   Interest receivable                                                        3
                                                                      ---------
   Total Assets                                                          79,833
                                                                      ---------
LIABILITIES:
   Payable for investments purchased                                      3,353
   Payable to Advisor                                                        89
                                                                      ---------
   Total Liabilities                                                      3,442
                                                                      ---------
                                                                      $  76,391
                                                                      =========
NET ASSETS CONSIST OF:
   Capital stock                                                      $ 114,377
   Accumulated net realized loss on investments sold                    (42,483)
   Accumulated undistributed net investment loss                           (223)
   Net unrealized appreciation on investments                             4,720
                                                                      ---------
   Total Net Assets                                                   $  76,391
                                                                      =========
Shares outstanding (no par value, unlimited shares authorized)           11,387

Net asset value, redemption price and offering price per share        $    6.71
                                                                      =========


The accompanying notes are an integral part of these financial statements.

                                  THE IPS iFUND
                             STATEMENT OF OPERATIONS
                  FOR THE PERIOD ENDED MAY 31, 2004 (UNAUDITED)


INVESTMENT INCOME:
   Dividend and interest income                                        $    333
                                                                       --------
   Total investment income                                                  333
                                                                       --------
EXPENSES:
   Investment advisory fee                                                  556
                                                                       --------
   Total expenses                                                           556
                                                                       --------
NET INVESTMENT LOSS                                                        (223)
                                                                       --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions                          15,141
   Change in unrealized appreciation (depreciation) on
     investments                                                        (12,241)
                                                                       --------
   Net realized and unrealized gain on investments                        2,900
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     $  2,677
                                                                       ========


The accompanying notes are an integral part of these financial statements.

                                  THE IPS iFUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX-MONTH
                                                             PERIOD ENDED
                                                             MAY 31, 2004        YEAR ENDED
                                                             (UNAUDITED)     NOVEMBER 30, 2003
                                                             ------------    -----------------
OPERATIONS:
   Net investment loss                                         $   (223)         $   (452)
   Net realized gain on investment transactions                  15,141             8,113
   Change in unrealized appreciation on investments             (12,241)           12,740
                                                               --------          --------
   Net increase in net assets resulting from operations           2,677            20,401
                                                               --------          --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      1,500             9,602
   Cost of shares redeemed                                       (8,968)          (25,518)
                                                               --------          --------
   Net decrease in net assets resulting from capital
     share transactions                                          (7,468)          (15,916)
                                                               --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (4,791)            4,485

NET ASSETS:
   Beginning of period                                           81,182            76,697
                                                               --------          --------
   End of period (Including accumulated undistributed
     net invesment income of $0, and $0 respectively)          $ 76,391          $ 81,182
                                                               ========          ========

The accompanying notes are an integral part of these financial statements.

                                    IPS iFUND

                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                        ------------------ -----------------  ----------------- --------------------
                                                         SIX-MONTH PERIOD                                       DECEMBER 29, 2000(1)
                                                        ENDED MAY 31, 2004    YEAR ENDED         YEAR ENDED         THROUGH
                                                            (UNAUDITED)    NOVEMBER 30, 2003  NOVEMBER 30, 2002  NOVEMBER 30, 2001
                                                        ------------------ -----------------  ----------------- --------------------
PER SHARE DATA:
Net asset value, beginning of period                         $  6.50            $  5.04           $  7.09           $ 12.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                         (0.02)             (0.03)            (0.05)            (0.02)(2)
   Net realized and unrealized
   gain (loss) on investments                                   0.23               1.49             (2.00)            (4.89)
                                                             -------            -------           -------           -------
TOTAL FROM INVESTMENT OPERATIONS                                0.21               1.46             (2.05)            (4.91)
                                                             -------            -------           -------           -------
Net asset value, end of period                               $  6.71            $  6.50           $  5.04           $  7.09
                                                             =======            =======           =======           =======
Total return                                                   3.23%(3)          28.97%          (28.91)%          (40.92)%(3)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's)                         $    76            $    81           $    77           $    95
   Ratio of net operating expenses to average net assets       1.40%(4)           1.40%             1.40%             1.40%(4)
   Ratio of net investment income to average net assets      (0.56)%(4)         (0.58)%           (0.83)%           (0.49)%(4)
   Portfolio turnover rate                                    38.63%            150.57%           177.50%           124.68%

(1)  Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized
(4)  Annualized


The accompanying notes are an integral part of these financial statements.

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004
(UNAUDITED)

1.   ORGANIZATION

     The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal investment objective of the Fund is long-term capital growth. The Fund is non-diversified and therefore can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if those securities decline in value. Nonetheless, the Fund intends to qualify as a registered investment company for income tax purposes, which means the Fund intends to fulfill the Internal Revenue Code diversification requirements applicable to registered investment companies. The Fund commenced operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation

         Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes

         The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c) Distributions to Shareholders

         Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

(d) Securities Transactions and Investment Income

         Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

(e) Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004
(UNAUDITED)

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

                                          SIX-MONTH
                                         PERIOD ENDED
                                         MAY 31, 2004                   YEAR ENDED
                                         (UNAUDITED)                 NOVEMBER 30, 2003
                                   -----------------------       -----------------------
IPS iFUND                             $            Shares           $            Shares
                                   --------       --------       --------       --------
Shares sold                        $  1,500            226       $  9,602          1,642
Shares issued in reinvestment
  of dividends                           --             --             --             --
Shares redeemed                      (8,968)        (1,324)       (25,518)        (4,382)
                                   --------       --------       --------       --------
Net increase (decrease)            ($ 7,468)        (1,098)      ($15,916)        (2,740)
                                   ========       ========       ========       ========
SHARES OUTSTANDING:
Beginning of period                                 12,485                        15,225
                                                  --------                      --------
End of period                                       11.387                        12,485
                                                  ========                      ========

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the six-month period ended May 31, 2004, excluding short-term investments, aggregated $23,850 and $46,674, respectively. There were no purchases or sales of long-term U.S. government securities.

     At May 31, 2004, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $65,754 were as follows:

                Unrealized appreciation                    $ 6,224
                Unrealized depreciation                     (1,504)
                                                           -------
                Net unrealized appreciation on
                  investments                              $ 4,720
                                                           =======

     The fund's tax-basis capital gains and losses are determined only at the end of the fiscal year. At November 30, 2003, the Fund had an accumulated net realized capital loss carryover of $57,624, with $23,202 expiring in 2009 and $34,422 expiring in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   INVESTMENT ADVISOR

     The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees earned by IPS Advisory, Inc. during the six-month period ended May 31, 2004 were $556.

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004
(UNAUDITED)

6.   BENEFICIAL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2004, Gregory A. D'Amico beneficially owned 32% of the Fund.

7.   DISTRIBUTABLE EARNINGS

     There were no distributions during the fiscal years 2004 and 2003.

As of May 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                          iFund
                                                        ---------
        Undistributed ordinary income
           (accumulated losses)                         $    (223)
        Undistributed long-term capital gain
           (accumulated losses)                           (42,483)
        Unrealized appreciation/(depreciation)              4,720
                                                        ---------
                                                        $ (37,986)
                                                        =========

8. CHANGES IN CERTIFYING ACCOUNTANT

On January 20, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On January 23, 2004, the Funds' Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending November 30, 2004, to be effective upon the resignation of McCurdy.

On March 12, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's reports on the IPS financial statements for the fiscal year ended November 30, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004
(UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                 TERM OF                                         # OF
                                                 OFFICE                                          PORTFOLIOS
                                                 AND                                             IN FUND       OTHER
                                 POSITION(S)     LENGTH OF                                       COMPLEX       DIRECTORSHIPS
                                 HELD WITH       TIME          PRINCIPAL OCCUPATION(S)           OVERSEEN      HELD BY
  NAME, ADDRESS AND AGE          THE TRUST       SERVED        DURING PAST FIVE YEARS            BY TRUSTEE    TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 44,             Independent     Since         Financial Analyst, Tennessee          3         None
12416 Fort West Drive            Trustee         inception     Valley Authority (1997-
Knoxville, TN 37922                              of Funds      Present); Director of Business
                                                 in 1995       Planning at Lockheed Martin
                                                               Energy Systems (Prior to
                                                               1997); Chartered Financial
                                                               Analyst (CFA).
----------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 47,           Independent     Since         Director of Planned Giving for        3         None
6504 Clary Lane                  Trustee         inception     the University of Tennessee at
Knoxville, TN 37919                              of Funds      Knoxville.
                                                 in 1995
----------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 47,    Independent     Since         Account Executive, Colonial           3         None
316 Stonewall Street             Trustee         inception     Life & Accident (1995-
Memphis, TN 38112                                of Funds      Present); Teacher of history
                                                 in 1995       and economics at Austin East
                                                               High School in Knoxville,
                                                               Tennessee (Prior to 1995).
----------------------------------------------------------------------------------------------------------------------------



                     INDEPENDENT TRUSTEES (UNAUDITED)

                     INTERESTED TRUSTEES & OFFICERS (UNAUDITED)

IPS iFUND
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                   # OF
                                             OFFICE                                    PORTFOLIOS
                                             AND                                       IN FUND       OTHER
                             POSITION(S)     LENGTH OF                                 COMPLEX       DIRECTORSHIPS
                             HELD WITH       TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN      HELD BY
NAME, ADDRESS AND AGE        THE TRUST       SERVED        DURING PAST FIVE YEARS      BY TRUSTEE    TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 40,           President,      Since         President of IPS                3         IPS Advisory, Inc.; Director
1225 Weisgarber Road,        Chief           inception     Advisory, Inc.                            of Young Entrepreneurs'
Suite S-380,                 Financial       of Funds in                                             Organization (YEO);
Knoxville, TN 37909          Officer,        1995                                                    Personal & Child Safety,
                             Treasurer                                                               LLC (PCS)
                             and Trustee
---------------------------------------------------------------------------------------------------------------------------------
Robert Loest*, 60,           Vice            Since         Chief Executive                 3         IPS Advisory, Inc.
1225 Weisgarber Road,        President,      inception     Officer of IPS
Suite S-380,                 Secretary       of Funds in   Advisory, Inc.;
Knoxville, TN 37909          and Trustee     1995          Financial Analyst
                                                           Charter; Ph.D. in
                                                           Biology.
---------------------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.


                                BOARD COMMITTEES

       The Board has the following standing committee as described below:

--------------------------------------------------------------------------------
AUDIT COMMITTEE
--------------------------------------------------------------------------------
MEMBERS                       DESCRIPTION                       MEETINGS
-------                       -----------                       --------
Veenita Bisaria,              Responsible for advising the      At least once
----------------              full Board with respect to        annually. Last
Independent Trustee           accounting, auditing and          meeting occurred
Woodrow Henderson,            financial matters affecting       on January 25,
Independent Trustee           the Trust.                        2002.
Billy Wayne Stegall, Jr.,
Independent Trustee

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Semi-Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of June 30, 2004 registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits below as part of this form

    Exhibit 99.Cert Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

    Exhibit 99.906Cert Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                IPS Funds
                                                (Registrant)


                                                By: /s/ Greg D'Amico
                                                    -----------------------
                                                    Greg D'Amico
                                                    President

                                                By: /s/ Robert Loest
                                                    -----------------------
                                                    Robert Loest
                                                    Treasurer

                                                Date    08/09/2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                                By: /s/ Greg D'Amico
                                                    -----------------------
                                                    Greg D'Amico
                                                    President


                                                By: /s/ Robert Loest
                                                    -----------------------
                                                    Robert Loest
                                                    Treasurer

                                                Date    08/09/2004



                                      -5-